August 26, 2021

Guardian Capital Fundamental Global Equity Fund

Institutional Shares – GFGEX

A Series of Capitol Series Trust (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information,

Each Dated January 28, 2021

The Prospectus and Statement of Additional Information (“SAI”), each dated January 28, 2021, of the Guardian Capital Fundamental Global Equity Fund (the “Fund”) is hereby amended to reflect the updated information that follows.

Special Meeting of Shareholders

At a meeting of the Board of Trustees (the “Board”) of Capitol Series Trust (the “Trust”) held on June 17, 2021, the Board approved a new investment advisory agreement (“New Advisory Agreement”) between Guardian Capital LP (“Guardian Capital” or the “New Adviser”) and the Trust on behalf of the Fund, to take effect upon approval by shareholders of the Fund. Guardian Capital is a Toronto, Canada limited partnership which itself is a wholly-owned subsidiary of Guardian Capital Group Limited, a publicly traded firm listed on the Toronto Stock Exchange (“Guardian Ltd.”), and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser. In addition, at the same meeting held on June 17, 2021, the Board approved a new investment sub-advisory agreement as it relates to the Fund (the “New Sub-Advisory Agreement”) between Guardian Capital and GuardCap Asset Management Limited (“GuardCap”), a wholly-owned subsidiary of Guardian Capital domiciled in the United Kingdom and registered as an adviser with the SEC.

The Fund’s current investment adviser, Alta Capital Management, LLC (“Alta”), is an indirect, majority-owned subsidiary of Guardian Capital. Alta has historically managed the Fund through a “participating affiliate” arrangement pursuant to which Alta has utilized GuardCap’s advisory personnel and resources to manage the Fund’s investments.

The advisory and sub-advisory changes that Guardian Capital is proposing with respect to the Fund are part of an overall restructuring and rebranding of Guardian Capital’s U.S. mutual fund business. Guardian Capital is seeking to create a product lineup of U.S. mutual funds that: (1) are consistently branded across all of the funds; (2) have streamlined, consistent, and standardized internal processes and procedures in areas such as trading, compliance, finance, and legal oversight; (3) are generally structured as single adviser funds with Guardian Capital serving as the investment adviser or as sub-advised funds, with Guardian Capital, as the sponsor of the Guardian Capital fund family, serving as the investment adviser and its affiliated advisory entities serving as sub-adviser; and (4) have a commonality of fiscal year ends so that the all of the Guardian Capital Funds can be offered in a single prospectus.

A special meeting of shareholders to consider the approval of the New Advisory Agreement and New Sub-Advisory Agreement is expected to occur on or about October 14, 2021.

No changes are planned to the portfolio management team or investment approach for the Fund. The Fund’s daily operations and investment activities are not expected to be affected in any way. Additionally, under the New Advisory Agreement, there will be no increase in any fees or expenses that the Fund pays as a result of the change in advisory relationship.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Further Information

For further information, please contact the Fund toll-free at 1-800-957-0681. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.altacapitalfunds.com.

Investors Should Retain this Supplement for Future Reference.